Item 1: Report to Shareholders

Blue Chip Growth Fund	June 30, 2005

The views and opinions in this report were current as of June 30, 2005. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

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Fellow Shareholders

Stocks struggled in the first half of 2005 (much as they did in the first half of 2004). Continued increases in energy prices, rising short-term interest rates, and pockets of global economic slowing contributed to investor pessimism. However, stocks produced good returns in the second quarter, and large-cap growth shares began showing improved relative performance. We continue to believe that interest rates and corporate earnings are supportive of favorable investment returns, particularly for large-cap growth stocks.

The fund produced six-month returns that slightly lagged the benchmark S&P 500 Index and the average large-cap growth fund tracked by Lipper. For the past 12 months, your portfolio bested its Lipper benchmark but trailed the S&P 500. As shown in the Average Annual Compound Total Return table on page 12, the fund’s 1-, 5-, and 10-year returns were in line with the S&P 500 Index and significantly outperformed the Lipper Large-Cap Growth Funds Index. (Results for Advisor and R Class shares were slightly lower, reflecting their higher expense ratios.)

PERFORMANCE COMPARISON
Periods Ended 6/30/05	6 Months	12 Months
Blue Chip Growth Fund	-1.68%	4.37%
Blue Chip Growth Fund–
Advisor Class	-1.71	4.30
Blue Chip Growth Fund–
R Class	-1.89	3.95
S&P 500 Index	-0.81	6.32
Lipper Large-Cap Growth
Funds Index	-1.28	3.82
Russell 1000 Growth Index	-1.72	1.68

MARKET ENVIRONMENT

After several years of relatively mediocre performance, large growth stocks have begun to advance. Your portfolio’s returns were significantly stronger on an absolute and relative basis in the second quarter, largely due to a powerful rally in the last two months of the period. In May, large-cap growth stocks posted their best one-month return since October 2003.

The market has been stymied by rising energy prices and the Federal Reserve’s nine short-term interest rate increases. The Fed’s strategy is intended to contain inflation but also may be directed at a perceived overheating in the housing market. While buoyant real estate prices would generally not be of concern, speculation and a resulting correction could affect consumer confidence and overall economic activity. A sharp rebound in the dollar and concerns about the economy and the political future of the European Union also rattled investors.

Despite these issues, we think the environment is quite supportive for stocks. Strong corporate profits, increased free cash flow, and slowly improving capital expenditures are major positives. Additionally, cash in corporate coffers is at record levels and capital spending appears to be at unsustainably low levels. Valuations are reasonable, particularly for many large-cap growth companies that have shown stagnant stock performance but solid earnings growth. Dividend increases, which are more prevalent at large-cap growth companies, could also support investment gains.

PORTFOLIO REVIEW

The health care sector contained some major winners as investors began to worry about the ability of more cyclical stocks to sustain performance. UnitedHealth Group and WellPoint have been major outperformers for your portfolio for several years, and this pattern continued in the first half of 2005. The health care services industry continues to consolidate and both companies announced key mergers. Efficiency improvements and rising fees for medical services, which are growing more slowly than insurance pricing, should continue to drive strong earnings growth. Genentech and Gilead Sciences were outstanding performers in the biotech area. Genentech has received approval for several favorable indications for Avastin and other cancer products while Gilead continues to dominate in the anti-viral area (particularly in HIV treatment). Although the medical device area has been volatile, Medtronic and St. Jude Medical made solid contributions to first-half performance. (Please refer to the fund’s portfolio of investments for a complete listing of the fund’s holdings and the amount each represents of the portfolio.)

Financial stocks made good progress in the second quarter. Legg Mason vaulted to all-time highs after agreeing to swap its brokerage business (plus some equity and cash consideration) for Citigroup’s substantial money management operation. The deal positions Legg as one of the world’s largest global money managers and provides for enhanced distribution via Citigroup. Industry consolidation also benefited discount broker AmeriTrade, which announced plans to buy Toronto-Dominion’s Waterhouse unit. The deal should lead to greater efficiency and improved earnings. Franklin Resources, the manager of the Franklin Templeton funds, is a well-balanced asset manager that generated strong stock returns. Hartford Financial Services, a leading provider of annuities and insurance, also produced solid gains but remains undervalued, in our view.

Although we maintained an underweight in the energy sector (versus the S&P 500), we have been overweight in the oil services industry for several years. We believe the industry has consolidated and finding reserves will require increased spending, even if energy prices moderate. Baker Hughes, Schlumberger, Smith International, and Transocean were strong first-half performers.

SECTOR DIVERSIFICATION

Periods Ended	12/31/04	6/30/05
Information Technology	20.7%	23.7%
Financials	22.7	20.6
Health Care	15.9	16.5
Consumer Discretionary	16.9	16.0
Industrials and Business Services	11.4	9.5
Energy	4.4	5.6
Consumer Staples	4.3	5.5
Telecommunication Services	2.1	2.1
Materials	1.5	0.5
Utilities	0.0	0.0
Other and Reserves	0.1	0.0
Total	100.0%	100.0%

Historical weightings reflect current industry/sector classifications.

The retail area also had several significant contributors including Kohl’s, CVS, Target, and Best Buy. Our analyst who covers Kohl’s deserves special recognition because it has been a controversial stock, and his positive view appears to be well supported by the improved operating results.

Google was our second-largest contributor during the period. However, we sold some of our position following its strong appreciation. The company possesses an outstanding business model, which could continue to generate robust earnings and cash flow growth. While we are mindful of the rich valuation and we took some profits, we feel the upside potential merits retaining a position.

Corning, a communications equipment holding, was another solid information technology performer. Its leadership in producing glass for flat panel digital video screens is driving solid growth. Intel is steadily improving its products (with new dual core processors) and its overall operating performance. A recent product win with Apple illustrates the company is more nimble and proactive. Texas Instruments and Nokia were also strong first-half stocks. Their managements have launched innovative products, improved manufacturing efficiency, and used strong free cash flow to increase share repurchases and dividends.

Our largest second-half detractor was Internet auctioneer eBay. We have owned eBay for several years and reduced our position at higher prices. Slowing in its U.S. and German markets, and the perception that other companies (including Google) are growing more rapidly and may emerge as direct competitors, hurt the stock. We share the concern that competition could intensify. However, eBay is responding to these pressures, and we believe the company can generate solid growth.

After a notable multi-year rebound, Tyco International stumbled in the first half of 2005. The company experienced slowing demand in several businesses, cost control initiatives stalled, and cash flow generation slipped. We were concerned enough to trim some of our position. However, we think this is a very cheap industrial stock, and management can be trusted to fix certain problems and deploy cash flow wisely. Therefore, we decided to maintain a position while carefully monitoring the company’s progress.

American International Group, a longtime holding, was another disappointing first-half performer. Despite various regulatory concerns, which prompted us to reduce our position, the clouds over the company should slowly dissipate. AIG recently reported results that were reassuring for its key business lines, and the stock rallied at the end of the reporting period.

Elan and Biogen Idec, a pair of health care holdings, round out the portfolio’s five largest first-half performance detractors. We established a position in these stocks primarily on the basis of Tysabri, a product that appeared to represent a significant improvement in the treatment of multiple sclerosis. The drug was selling at a rate that would have easily made it a multi-billion dollar blockbuster. Unfortunately, the product was found to contribute to a rare brain disorder in a very limited number of cases. Even though Tysabri could return to the market, we sold Elan and reduced our position in Biogen, which is less dependent on Tysabri revenues for growth.

Microsoft and GE declined moderately in the first half, but they are large portfolio positions, and the impact was noticeable. Investors are concerned that Microsoft faces formidable competition (especially in Internet services), and new products such as its Longhorn operating system will not be innovative. GE has been a somewhat better performer and the new management team has executed superbly over the past year, investing in higher-return businesses such as health care and entertainment. Most of its businesses are producing excellent results, and power systems (power turbines and services) and transportation (jet engines and services) are particularly strong. We’ve added to both stocks because we believe their lackluster performance is in part attributable to large growth companies being out of favor. These are solid companies and we intend to be patient with both positions.

STRATEGY

We target companies with durable, sustainable earnings and cash flow growth. The free cash flow we prize has become even more valuable now that tax laws give dividends more favorable treatment.

Additions to existing holdings such as ExxonMobil, Gillette, Nokia, Kohl’s, Monsanto, Automatic Data Processing, Intel, and Genentech were significant enough to be included in the 10-largest purchases for the past six months. EMC was our largest new holding. As noted in previous shareholder reports, we have become more positive on selected technology companies, especially those that have had lackluster stock performance while their underlying fundamentals improved. EMC is the dominant provider of storage hardware and systems and had produced solid growth in earnings and cash flow. Its stock has appreciated since our purchase, but we continue to believe it is reasonably valued, given its solid fundamentals and growth potential. Harrah’s Entertainment was the other new holding included in the top-10 purchases for the first half. Harrah’s is the world’s largest provider of branded casino entertainment with its recent acquisition of Caesar’s. More important, Harrah’s has a well-balanced set of properties with a significant presence in Las Vegas, Atlantic City, and other U.S. markets, in addition to significant growth potential in the Far East. The company generates strong free cash flow and has been a savvy user of systems to garner customer loyalty and improve efficiency.

Our largest sale was a reduction in UPS. The company faces challenges from Federal Express and DHL (which is partially subsidized by the German government). We trimmed Best Buy due to concerns relating to competition from online providers of music and personal computers and questions regarding their new store formats and selling practices. Fortunately, we maintained most of our position because Best Buy generated improving results and sharp stock appreciation as the period progressed. We continued to reduce Pfizer due to concerns regarding patent expirations and the patent challenge to Lipitor, which we outlined in our last letter.

We reduced our position in BHP Billiton as our analyst wanted to realize large gains given weakening metal prices. We have a large and talented pool of analysts at T. Rowe Price that help me run the portfolio. Financial holdings Freddie Mac and Fannie Mae were sold because we became uncomfortable with the regulatory environment and the growth potential for these stocks. We also sold Harley-Davidson after it announced excess inventory and a reduction in its production plans for the next few years. SAP, a global enterprise software provider, was eliminated because we thought Oracle offered better fundamental value.

OUTLOOK

There are plenty of issues of concern for investors. Energy prices are rising and the Federal Reserve is likely to continue to raise short-term interest rates. Long-term interest rates are at very low levels, which are contributing to tremendous strength in housing prices. Concern over housing values may spur the Fed to tighten rates for a sustained period. Ultimately, a sharp decline in housing prices (or additional large increases in energy prices) could hurt consumer confidence, economic growth, and stock prices. There is also the threat of global terrorism, as the recent tragic London bombings remind us. Finally, stocks have rallied from the April lows, adding a measure of valuation risk.

However, we believe that the outlook is reasonably good for stocks. This is particularly true for high-quality, consistent-growth companies that have lagged. Ultimately, there is a solid case for investing in U.S. stocks:

1.	Earnings growth remains strong at many high-quality U.S. companies, many of which do not need a robust economic recovery to produce strong profit growth.

2.	Valuations have increased as the market has rallied. However, many consistent-growth companies’ shares have moved up only moderately and remain reasonably valued.

3.	Companies have reduced expenses significantly. Consequently, a pickup in revenue growth could result in strong profit growth.

4.	Many of our holdings generate significant free cash flow, and free cash flow margins are at multi-decade highs.

Shareholder-oriented management can use this cash to pay dividends, which now receive more favorable tax treatment, repurchase shares, or make value-added acquisitions.

As always, we continue to strive to enhance returns while managing risk by investing in quality companies with durable, sustainable earnings and cash flow growth. We appreciate your continued confidence in this endeavor.

Respectfully submitted,

Larry J. Puglia
President and chairman of the Investment Advisory Committee

July 12, 2005

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF STOCK INVESTING

The fund’s share price can fall because of weakness in the stock markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

GLOSSARY

Dividend yield: The annual dividend of a stock divided by the stock’s price.

Free cash flow: The excess cash a company is generating from its operations that can be taken out of the business for the benefit of shareholders, such as dividends, share repurchases, investments, and acquisitions.

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Price/book ratio: A valuation measure that compares a stock’s market price to its book value, i.e., the company’s net worth divided by the number of outstanding shares.

Price/earnings ratio (P/E): A valuation measure calculated by dividing the price of a stock by its current or projected earnings per share. This ratio gives investors an idea of how much they are paying for current or future earnings power.

Russell 1000 Growth Index: Market-capitalization weighted index of those firms in the Russell 1000 with higher price-to-book ratios and higher forecasted growth values.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

PORTFOLIO HIGHLIGHTS

TWENTY-FIVE LARGEST HOLDINGS
Percent of
Net Assets
6/30/05

UnitedHealth Group	3.6%
Citigroup	3.4
GE	3.1
Microsoft	3.1
WellPoint	2.2
Danaher	2.1
Dell	2.0
State Street	1.8
Wal-Mart	1.8
Intel	1.7
American International Group	1.6
Target	1.6
Schlumberger	1.5
Amgen	1.5
Tyco International	1.5
Home Depot	1.4
Franklin Resources	1.4
Carnival	1.4
Cisco Systems	1.4
Legg Mason	1.4
Johnson & Johnson	1.3
American Express	1.3
Medtronic	1.3
Baker Hughes	1.2
Yahoo!	1.2
Total	45.8%

MAJOR PORTFOLIO CHANGES
Listed in descending order of size

6 Months Ended 6/30/05

Largest Purchases	Largest Sales

ExxonMobil	UPS
Gillette	Nucor **
Nokia	Chevron **
Kohl’s	BHP Billiton
EMC *	Freddie Mac **
Harrah’s Entertainment *	Harley-Davidson **
Monsanto	SAP **
Automatic Data Processing	eBay
Intel	Best Buy
Genentech	Pfizer

*	Position added
**	Position eliminated

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how each class and its benchmarks would have performed if their actual (or cumulative) returns were earned at a constant rate.

				Since	Inception
Periods Ended 6/30/05	1 Year	5 Years	10 Years	Inception	Date
Blue Chip Growth Fund	4.37%	-3.79%	9.82%	–	–
S&P 500 Index	6.32	-2.37	9.94	–	–
Lipper Large-Cap
Growth Funds Index	3.82	-9.99	6.58	–	–
Blue Chip Growth Fund–
Advisor Class	4.30	-3.81	–	-3.52%	3/31/00
S&P 500 Index	6.32	-2.37	–	-2.76	–
Lipper Large-Cap
Growth Funds Index	3.82	-9.99	–	-10.84	–
Blue Chip Growth Fund–
R Class	3.95	–	–	15.49	9/30/02
S&P 500 Index	6.32	–	–	16.86	–
Lipper Large-Cap
Growth Funds Index	3.82	–	–	13.17	–

Current performance may be higher or lower than the quoted past performance, which can-
not guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance information, please visit our Web site (troweprice.com) or contact a T. Rowe Price represen-
tative at 1-800-225-5132.
Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (“investor class”) charges no distribution and service (12b-1) fee; Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee; R Class shares are available to retirement plans serviced by intermediaries and charge a 0.50% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses

The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

T. ROWE PRICE BLUE CHIP GROWTH FUND
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/05	6/30/05	1/1/05 to 6/30/05
Investor Class
Actual	$1,000.00	$983.20	$4.28
Hypothetical (assumes 5%
return before expenses)	1,000.00	1,020.48	4.36
Advisor Class
Actual	1,000.00	982.90	4.82
Hypothetical (assumes 5%
return before expenses)	1,000.00	1,019.93	4.91
R Class
Actual	1,000.00	981.10	6.29
Hypothetical (assumes 5%
return before expenses)	1,000.00	1,018.45	6.41

*	Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (181) divided by the days in the year (365) to reflect the half-year period. The annualized expense ratio of the Investor Class was 0.87%, the Advisor
Class was 0.98%, and the R Class was 1.28%.

Unaudited

FINANCIAL HIGHLIGHTS	For a share outstanding throughout each period

Investor Class
	6 Months
	Ended	Ended
	6/30/05**	12/31/04	12/31/03	12/31/02	12/31/01	12/31/00
NET ASSET VALUE
Beginning of period	$30.92	$28.45	$21.95	$28.97	$33.85	$36.34

Investment activities
Net investment
income (loss)	0.05	0.16	0.02	–	(0.02)	(0.03)
Net realized and
unrealized gain (loss)	(0.57)	2.47	6.51	(7.02)	(4.86)	(0.84)

Total from
investment activities	(0.52)	2.63	6.53	(7.02)	(4.88)	(0.87)

Distributions
Net investment income	–	(0.16)	(0.03)	–	–	–
Net realized gain	–	–	–	–	–	(1.62)

Total distributions	–	(0.16)	(0.03)	–	–	(1.62)

NET ASSET VALUE
End of period	$30.40	$30.92	$28.45	$21.95	$28.97	$33.85

Ratios/Supplemental Data
Total return^	(1.68)%	9.25%	29.75%	(24.23)%	(14.42)%	(2.53)%

Ratio of total expenses to
average net assets	0.87%†	0.88%	0.95%	0.96%	0.96%	0.91%

Ratio of net investment
income (loss) to average
net assets	0.34%†	0.56%+	0.10%	0.00%	(0.06)%	(0.09)%

Portfolio turnover rate	34.7%†	31.9%	32.6%	46.2%	48.3%	50.9%

Net assets, end of period
(in millions)	$7,316	$7,236	$6,300	$4,482	$6,242	$7,113

^	Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
+	Includes the effect of a one-time special dividend (0.38% of average net assets) that is not expected to recur.
** Per share amounts calculated using average shares outstanding method.
†	Annualized

The accompanying notes are an integral part of these financial statements.

Advisor Class
	6 Months	Year				3/31/00
	Ended	Ended				Through
	6/30/05**	12/31/04	12/31/03	12/31/02	12/31/01	12/31/00
NET ASSET VALUE
	$30.93	$28.48	$21.97	$29.02	$33.91	$38.63

Beginning of period

Investment activities
Net investment
income (loss)	0.03	0.13	0.02	–	(0.01)	0.02*
Net realized and
unrealized gain (loss)	(0.56)	2.46	6.52	(7.04)	(4.88)	(3.12)

Total from
investment activities	(0.53)	2.59	6.54	(7.04)	(4.89)	(3.10)

Distributions
Net investment income	–	(0.14)	(0.03)	–	–	–
Net realized gain	–	–	–	–	–	(1.62)
Tax return of capital	–	–	–	(0.01)	–	–

Total distributions	–	(0.14)	(0.03)	(0.01)	–	(1.62)

NET ASSET VALUE
End of period	$30.40	$30.93	$28.48	$21.97	$29.02	$33.91

Ratios/Supplemental Data
Total return^	(1.71)%	9.10%	29.77%	(24.26)%	(14.42)%	(8.15)%
Ratio of total expenses to
average net assets	0.98%†	0.98%	0.98%	0.99%	0.99%	0.69%†
Ratio of net investment
income (loss) to average
net assets	0.24%†	0.49%+	0.07%	(0.01)%	(0.04)%	0.25%†
Portfolio turnover rate	34.7%†	31.9%	32.6%	46.2%	48.3%	50.9%
Net assets, end of period
(in millions)	$1,247	$996	$770	$539	$469	$3

*	The amount presented is calculated pursuant to a methodology prescribed by the Securities and Exchange Commission for a share outstanding throughout the period. The per-share amounts for the investment activities of the Advisor Class may be inconsistent with the aggregate amounts presented elsewhere in the financial statements for the fund, due to the partial year of operations for the Advisor Class and the timing of sales and redemptions of shares in relation to fluc-
tuating market values for the investment portfolio.
^	Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
+	Includes the effect of a one-time special dividend (0.41% of average net assets) that is not expected to recur.
**	Per share amounts calculated using average shares outstanding method.
†	Annualized

The accompanying notes are an integral part of these financial statements.

R Class
	6 Months	Year		9/30/02
	Ended	Ended		Through
	6/30/05**	12/31/04	12/31/03	12/31/02
NET ASSET VALUE
Beginning of period	$30.73	$28.31	$21. 93	$20.37

Investment activities
Net investment income (loss)	(0.01)	0.02	(0.01)*	(0.02)*
Net realized and unrealized
gain (loss)	(0.57)	2.48	6.42	1.58++

Total from investment activities	(0.58)	2.50	6.41	1.56

Distributions
Net investment income	–	(0.08)	(0.03)	–

NET ASSET VALUE
End of period	$30.15	$30.73	$28.31	$21.93

Ratios/Supplemental Data
Total return^	(1.89)%	8.83%	29.23%*	7.66%*

Ratio of total expenses to
average net assets	1.28%†	1.26%	1.35%*	1.35%†*

Ratio of net investment
income (loss) to average
net assets	(0.07)%†	0.25%+	(0.25)%*	(0.28)%†*

Portfolio turnover rate	34.7%†	31.9%	32.6%	46.2%

Net assets, end of period
(in thousands)	$38,825	$31,211	$1,509	$108

*	Excludes expenses in excess of a 1.35% contractual expense limitation in effect through 4/30/06.
++	The amount presented is calculated pursuant to a methodology prescribed by the Securities and Exchange Commission for a share outstanding throughout the period. This amount is inconsistent with the fund’s aggregate gains and losses because of the timing of sales and redemptions of fund shares in relation to fluctuating market values for the investment portfolio.
^	Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
+	Includes the effect of a one-time special dividend (0.44% of average net assets) that is not expected to recur.
**	Per share amounts calculated using average shares outstanding method.
†	Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS (1)	Shares	Value
(Cost and value in $ 000s)

COMMON STOCKS 100.0%

CONSUMER DISCRETIONARY 16.0%
Diversified Consumer Services 0.9%
Apollo Group, Class A *	1,000,000	78,220
		78,220
Hotels, Restaurants & Leisure 3.8%
Carnival	2,200,000	120,010
Harrah's Entertainment	655,000	47,206
International Game Technology	1,940,000	54,611
Marriott, Class A	665,000	45,366
McDonald's	1,120,000	31,080
Starbucks *	130,000	6,716
Wynn Resorts *	520,000	24,580
		329,569
Household Durables 0.3%
Fortune Brands	325,000	28,860
		28,860
Internet & Catalog Retail 0.9%
Amazon.com *	950,000	31,426
eBay *	1,360,000	44,894
		76,320
Media 5.2%
Comcast, Special Class A *	2,410,000	72,179
Disney	200,000	5,036
Liberty Media *	3,470,000	35,359
McGraw-Hill	400,000	17,700
News Corp., Class A	3,400,000	55,012
Omnicom	310,000	24,757
Rogers Communications, Class B	575,000	18,906
Scripps, Class A	1,030,000	50,264
Time Warner *	5,500,000	91,905
Viacom, Class B	2,300,000	73,646
		444,764
Multiline Retail 2.7%
Kohl's *	1,630,000	91,134
Target	2,525,000	137,385
		228,519
Specialty Retail 2.2%
Best Buy	950,000	65,122
Home Depot	3,100,000	120,590
		185,712
Total Consumer Discretionary		1,371,964

CONSUMER STAPLES 5.5%
Beverages 1.1%
Coca-Cola	430,000	17,953
PepsiCo	1,450,000	78,198
		96,151
Food & Staples Retailing 2.7%
CVS	1,220,000	35,465
Sysco	1,030,000	37,276
Wal-Mart	3,250,000	156,650
		229,391
Household Products 0.4%
Procter & Gamble	700,000	36,925
		36,925
Personal Products 0.9%
Gillette	1,555,000	78,730
		78,730
Tobacco 0.4%
Altria Group	520,000	33,623
		33,623
Total Consumer Staples		474,820

ENERGY 5.6%
Energy Equipment & Services 4.3%
Baker Hughes	2,050,000	104,878
BJ Services	300,000	15,744
Schlumberger	1,735,000	131,756
Smith International	1,450,000	92,365
Transocean *	400,000	21,588
		366,331
Oil, Gas & Consumable Fuels 1.3%
ExxonMobil	1,300,000	74,711
Murphy Oil	665,000	34,733
Total ADR	55,000	6,427
		115,871
Total Energy		482,202

FINANCIALS 20.6%
Capital Markets 9.5%
AmeriTrade *	3,400,000	63,206
Bank of New York	400,000	11,512
Charles Schwab	4,460,000	50,309
Franklin Resources	1,560,000	120,089
Goldman Sachs	700,000	71,414
Legg Mason	1,120,000	116,603
Mellon Financial	1,550,000	44,469
Merrill Lynch	1,500,000	82,515
Morgan Stanley	500,000	26,235
Northern Trust	1,630,000	74,312
State Street	3,250,000	156,812
		817,476
Commercial Banks 2.4%
Bank of America	2,000,000	91,220
U.S. Bancorp	1,240,000	36,208
Wells Fargo	1,240,000	76,359
		203,787
Consumer Finance 2.0%
American Express	2,100,000	111,783
SLM Corporation	1,270,000	64,516
		176,299
Diversified Financial Services 3.4%
Citigroup	6,300,000	291,249
		291,249
Insurance 3.3%
AFLAC	150,000	6,492
American International Group	2,400,000	139,440
Hartford Financial Services	1,165,000	87,119
Marsh & McLennan	1,700,000	47,090
Willis Group Holdings	100,000	3,272
		283,413
Total Financials		1,772,224

HEALTH CARE 16.5%
Biotechnology 3.7%
Amgen *	2,140,000	129,384
Biogen Idec *	340,000	11,713
Genentech *	1,150,000	92,322
Gilead Sciences *	1,850,000	81,382
		314,801
Health Care Equipment & Supplies 2.8%
Biomet	1,090,000	37,757
Boston Scientific *	400,000	10,800
Medtronic	2,100,000	108,759
St. Jude Medical *	970,000	42,302
Stryker	900,000	42,804
		242,422
Health Care Providers & Services 6.2%
Caremark RX *	640,000	28,493
UnitedHealth Group	6,010,000	313,361
WellPoint *	2,750,000	191,510
		533,364
Pharmaceuticals 3.8%
Abbott Laboratories	340,000	16,663
Eli Lilly	115,000	6,407
IVAX *	100,000	2,150
Johnson & Johnson	1,750,000	113,750
Pfizer	3,100,000	85,498
Sepracor *	150,000	9,002
Teva Pharmaceutical ADR	1,200,000	37,368
Wyeth	1,270,000	56,515
		327,353
Total Health Care		1,417,940

INDUSTRIALS & BUSINESS SERVICES 9.5%
Aerospace & Defense 1.7%
General Dynamics	290,000	31,767
Honeywell International	1,500,000	54,945
Lockheed Martin	820,000	53,193
Rockwell Collins	200,000	9,536
		149,441
Air Freight & Logistics 0.0%
UPS, Class B	25,000	1,729
		1,729
Commercial Services & Supplies 0.4%
Cendant	1,000,000	22,370
ChoicePoint *	300,000	12,015
		34,385
Industrial Conglomerates 4.6%
GE	7,810,000	270,617
Tyco International	4,300,000	125,560
		396,177
Machinery 2.7%
Danaher	3,400,000	177,956
Deere	860,000	56,321
		234,277
Road & Rail 0.1%
Union Pacific	70,000	4,536
		4,536
Total Industrials & Business Services		820,545

INFORMATION TECHNOLOGY 23.7%
Communications Equipment 4.2%
Cisco Systems *	6,220,000	118,864
Corning *	3,400,000	56,508
Juniper Networks *	1,670,000	42,051
Nokia ADR	4,250,000	70,720
QUALCOMM	1,400,000	46,214
Research In Motion *	370,000	27,287
		361,644
Computers & Peripherals 2.7%
Dell *	4,450,000	175,820
EMC *	4,000,000	54,840
		230,660
Internet Software & Services 2.7%
Google, Class A *	325,000	95,599
IAC/InterActiveCorp *	1,360,000	32,708
Yahoo! *	2,950,000	102,217
		230,524
IT Services 2.4%
Accenture, Class A *	1,360,000	30,831
Affiliated Computer Services, Class A *	25,000	1,278
Automatic Data Processing	1,450,000	60,856
First Data	1,450,000	58,203
Fiserv *	820,000	35,219
Paychex	550,000	17,897
		204,284
Semiconductor & Semiconductor Equipment 6.2%
Analog Devices	2,080,000	77,605
Intel	5,680,000	148,021
KLA-Tencor	250,000	10,925
Linear Technology	610,000	22,381
Marvell Technology Group *	860,000	32,714
Maxim Integrated Products	2,450,000	93,615
Microchip Technology	575,000	17,032
Samsung Electronics (KRW)	30,000	14,227
Texas Instruments	2,100,000	58,947
Xilinx	2,350,000	59,925
		535,392
Software 5.5%
Adobe Systems	1,450,000	41,499
Intuit *	1,120,000	50,523
Microsoft	10,600,000	263,304
Oracle *	5,770,000	76,164
VERITAS Software *	1,800,000	43,920
		475,410
Total Information Technology		2,037,914

MATERIALS 0.5%
Chemicals 0.5%
Monsanto	640,000	40,237
		40,237
Metals & Mining 0.0%
BHP Billiton (AUD)	100,000	1,368
		1,368
Total Materials		41,605

TELECOMMUNICATION SERVICES 2.1%
Diversified Telecommunication Services 0.4%
Telus (Non-voting shares)	1,180,000	40,132
		40,132
Wireless Telecommunication Services 1.7%
America Movil ADR, Series L	575,000	34,276
Nextel Communications, Class A *	3,160,000	102,099
Nextel Partners, Class A *	300,000	7,551
		143,926
Total Telecommunication Services		184,058
Total Common Stocks (Cost $6,662,358)		8,603,272

SHORT-TERM INVESTMENTS 0.3%
Money Market Fund 0.3%
T. Rowe Price Reserve Investment Fund, 3.14% #†	21,800,757	21,801
Total Short-Term Investments (Cost $21,801)		21,801

Total Investments in Securities		$8,625,073
100.3% of Net Assets (Cost $6,684,159)

(1)	Denominated in U.S. dollars unless other-
wise noted
#	Seven-day yield
*	Non-income producing
†	Affiliated company—See Note 4
ADR	American Depository Receipts
AUD	Australian dollar
KRW	South Korean won

The accompanying notes are an integral part of these financial statements.

Unaudited

STATEMENT OF ASSETS AND LIABILITIES
(In thousands except shares and per share amounts)
Assets
Investments in securities, at value
Affiliated companies (cost $21,801)	$21,801
Non-affiliated companies (cost $6,662,358)	8,603,272

Total investments in securities	8,625,073
Dividends receivable	7,296
Receivable for investment securities sold	18,285
Receivable for shares sold	7,163
Other assets	3

Total assets	8,657,820

Liabilities
Investment management fees payable	4,352
Payable for investment securities purchased	20,789
Payable for shares redeemed	29,050
Due to affiliates	1,386
Other liabilities	1,122

Total liabilities	56,699

NET ASSETS	$8,601,121

Net Assets Consist of:
Undistributed net investment income (loss)	$13,351
Undistributed net realized gain (loss)	(1,009,364)
Net unrealized gain (loss)	1,940,917
Paid-in-capital applicable to 282,934,059 shares of
$0.0001 par value capital stock outstanding;
1,000,000,000 shares authorized	7,656,217

NET ASSETS	$8,601,121

NET ASSET VALUE PER SHARE
Investor Class
($7,315,567,755/240,633,295 shares outstanding)	$30.40

Advisor Class
($1,246,728,842/41,013,165 shares outstanding)	$30.40

R Class
($38,824,574/1,287,599 shares outstanding)	$30.15

The accompanying notes are an integral part of these financial statements.

Unaudited

STATEMENT OF OPERATIONS
($ 000s)
6 Months
Ended
6/30/05
Investment Income (Loss)
Income
Dividend	$49,803
Securities lending	153

Total income	49,956

Expenses
Investment management	25,257
Shareholder servicing
Investor Class	8,598
Advisor Class	581
R Class	46
Rule 12b-1 fees
Advisor Class	1,403
R Class	60
Prospectus and shareholder reports
Investor Class	245
Advisor Class	10
R Class	3
Custody and accounting	182
Registration	131
Proxy and annual meeting	50
Legal and audit	18
Directors	12
Miscellaneous	11

Total expenses	36,607
Expenses paid indirectly	(2)

Net expenses	36,605

Net investment income (loss)	13,351

Realized and Unrealized Gain (Loss)
Net realized gain (loss)
Securities	49,875
Foreign currency transactions	(151)

Net realized gain (loss)	49,724

Change in net unrealized gain (loss)
Securities	(193,671)
Other assets and liabilities
denominated in foreign currencies	1

Change in net unrealized gain (loss)	(193,670)

Net realized and unrealized gain (loss)	(143,946)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$(130,595)

The accompanying notes are an integral part of these financial statements.

Unaudited

STATEMENT OF CHANGES IN NET ASSETS
($ 000s)
	6 Months	Year
	Ended	Ended
	6/30/05	12/31/04

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$13,351	$41,272
Net realized gain (loss)	49,724	110,068
Change in net unrealized gain (loss)	(193,670)	542,911

Increase (decrease) in net assets from operations	(130,595)	694,251

Distributions to shareholders
Net investment income
Investor Class	–	(37,617)
Advisor Class	–	(4,363)
R Class	–	(78)

Decrease in net assets from distributions	–	(42,058)

Capital share transactions *
Shares sold
Investor Class	884,069	1,522,583
Advisor Class	316,707	252,576
R Class	11,296	33,064
Distributions reinvested
Investor Class	–	36,586
Advisor Class	–	4,283
R Class	–	78
Shares redeemed
Investor Class	(685,900)	(1,197,047)
Advisor Class	(54,528)	(106,863)
R Class	(3,242)	(5,767)

Increase (decrease) in net assets from
capital share transactions	468,402	539,493

Net Assets
Increase (decrease) during period	337,807	1,191,686
Beginning of period	8,263,314	7,071,628

End of period	$8,601,121	$8,263,314

(Including undistributed net investment income of
$13,351 at 6/30/05 and $0 at 12/31/04)

*Share information
Shares sold
Investor Class	29,590	52,710
Advisor Class	10,614	8,687
R Class	382	1,160
Distributions reinvested
Investor Class	–	1,191
Advisor Class	–	139
R Class	–	3
Shares redeemed
Investor Class	(22,991)	(41,291)
Advisor Class	(1,811)	(3,656)
R Class	(110)	(200)

Increase (decrease) in shares outstanding	15,674	18,743

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Blue Chip Growth Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide long-term capital growth. Income is a secondary objective. The fund has three classes of shares: the Blue Chip Growth Fund original share class, referred to in this report as the Investor Class, offered since June 30, 1993, Blue Chip Growth Fund—Advisor Class (Advisor Class), offered since March 31, 2000, and Blue Chip Growth Fund—R Class (R Class), offered since September 30, 2002. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries, and R Class shares are available to retirement plans serviced by intermediaries. The Advisor Class and R Class each operate under separate Board-approved Rule 12b-1 plans, pursuant to which each class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to all classes, and, in all other respects, the same rights and obligations as the other classes.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund receives upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund’s share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U. S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict when and how often it will use closing prices and when it will adjust those prices to reflect fair value. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class and R Class each pay distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% and 0.50%, respectively, of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are included in realized gain on securities in the accompanying financial statements and totaled $241,000 for the six months ended June 30, 2005. Additionally, the fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in a money market pooled trust managed by the fund’s lending agent in accordance with investment guidelines approved by fund management. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. At June 30, 2005, there were no securities on loan.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $1,937,496,000 and $1,441,489,000, respectively, for the six months ended June 30, 2005.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of June 30, 2005.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of December 31, 2004, the fund had $1,059,088,000 of unused capital loss carryforwards, of which $382,759,000 expire in 2009, $433,036,000 expire in 2010, and $243,293,000 expire in 2011.

At June 30, 2005, the cost of investments for federal income tax purposes was $6,684,159,000. Net unrealized gain aggregated $1,940,917,000 at period-end, of which $2,063,323,000 related to appreciated investments and $122,406,000 related to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly.

The fee consists of an individual fund fee and a group fee. The individual fund fee is equal to 0.30% of the fund’s average daily net assets up to $15 billion, and 0.255% of the fund’s average daily net assets in excess of $15 billion; previously, through May 1, 2005, the individual fund fee had been a flat rate of 0.30% of the fund’s average daily net assets. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.29% for assets in excess of $160 billion. Prior to May 1, 2005, the maximum group fee rate in the graduated fee schedule had been 0.295% for assets in excess of $120 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2005, the effective annual group fee rate was 0.31% .

The Advisor Class and R Class are also subject to a contractual expense limitation through the limitation dates indicated in the table below. During the limitation period, the manager is required to waive its management fee and reimburse a class for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the class’s ratio of total expenses to average net assets (expense ratio) to exceed its expense limitation. Each class is required to repay the manager for expenses previously reimbursed and management fees waived to the extent the class’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the class’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of any reimbursement or waiver or later than the repayment dates indicated in the table below.

	Advisor Class	R Class
Expense Limitation	1.05%	1.35%
Limitation Date	4/30/06	4/30/06
Repayment Date	4/30/08	4/30/08

Pursuant to this agreement, at June 30, 2005, there were no amounts subject to repayment. For the six months ended June 30, 2005, each class operated below its expense limitation.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and maintains the financial records of the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and R Class. For the six months ended June 30, 2005, expenses incurred pursuant to these service agreements were $41,000 for Price Associates, $2,068,000 for T. Rowe Price Services, Inc., and $4,107,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period end pursuant to these service agreements is reflected as due to affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the six months ended June 30, 2005, the fund was charged $276,000 for shareholder servicing costs related to the college savings plans, of which $204,000 was for services provided by Price. The amount payable at period end pursuant to this agreement is included in due to affiliates in the accompanying financial statements. At June 30, 2005, approximately 3.5% of the outstanding shares of the Investor Class were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the six months ended June 30, 2005, the fund was allocated $368,000 of Spectrum Funds’ expenses, of which $267,000 related to services provided by Price. The amount payable at period end pursuant to this agreement is included in due to affiliates in the accompanying financial statements. At June 30, 2005, approximately 5.9% of the outstanding shares of the Investor Class were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The Reserve Funds pay no investment management fees. During the six months ended June 30, 2005, dividend income from the Reserve Funds totaled $369,000, and the value of shares of the Reserve Funds held at June 30, 2005 and December 31, 2004 was $21,801,000 and $69,489,000, respectively.

As of June 30, 2005, T. Rowe Price Group, Inc. and/or its wholly owned subsidiaries owned 115,645 shares of the Investor class, aggregating less than 1% of the fund’s net assets.
INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 2, 2005, the fund’s Board of Directors unanimously approved the investment advisory contract (“Contract”) between the fund and its investment manager, T. Rowe Price Associates, Inc. (“Manager”). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of activities related to portfolio management. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total return over the 1-, 3-, 5-, and 10-year periods as well as the fund’s year-by-year returns and compared these returns to previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels, and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that an additional breakpoint should be added to the group fee component of the fees paid by the fund under the Contract at a level of $160 billion. The Board further concluded that, with this change, the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio (for the Investor Class, Advisor Class, and R Class) and compared them to fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was above the median for certain groups of comparable funds but below the median for other groups of comparable funds. The information also indicated that the fund’s expense ratio (for all three classes) was generally below the median for comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract as amended to add an additional breakpoint to the group fee rate. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Blue Chip Growth Fund, Inc.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	August 18, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	August 18, 2005

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	August 18, 2005